                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 14, 2007
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                      SECURE ALLIANCE HOLDINGS CORPORATION
                  (formerly known as Tidel Technologies, Inc.)
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         DELAWARE                   000-17288                 75-2193593
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   (State or other jurisdiction    (Commission               (IRS Employer
      of incorporation)            File Number)             Identification No.)

     2900 Wilcrest Drive, Suite 105, Houston, Texas                   77042
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         (Address of principal executive offices)               (zip code)

       Registrant's telephone number, including area code: (713) 783-8200
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the
following   provisions  (SEE  General   Instruction  A.2.  below):

     |_|  Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

       As previously disclosed, on April 16, 2007, Fire King International,  LLC
 ("Fire King") filed a lawsuit against Corporate Safe  Specialists,  Inc., Tidel
 Technologies,   Inc.  and  Tidel   Engineering,   L.P.   (together  with  Tidel
 Technologies, Inc., the "Company"). Fire King alleged that the Sentinel product previously sold by the Company  infringed on one or more patent claims found in a Fire King patent.  Effective September 14, 2007, the parties agreed to settle
 Fire King's claims against the Company, and the court has dismissed Fire King's claims against the Company, with prejudice.

       On October 3, 2006, the Company filed an amendment to its  certificate of incorporation  with the office of the  Secretary of State of Delaware to change
 its  name  from  "Tidel  Technologies,   Inc."  to  "Secure  Alliance  Holdings
 Corporation." In addition, the Company's subsidiary,  Tidel Engineering,  L.P., changed its name to Secure Alliance, L.P.

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                                  SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    Secure Alliance Holdings Corporation

Dated: October 15, 2007            By: /s/ Stephen P. Giggs
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                                      Name: Stephen P. Giggs
                                      Title: President, Chief Operating Officer,
                                      Principal Financial Officer and Secretary